UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2016

COMMSCOPE HOLDING COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36146	27-4332098
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 CommScope Place, SE

Hickory, North Carolina 28602

(Address of principal executive offices)

Registrant’s telephone number, including area code: (828) 324-2200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 10, 2016, the Board of Directors of CommScope Holding Company, Inc. (the “Company”) amended and restated the Company’s Bylaws to change the standard for the election of directors in uncontested elections from a plurality voting standard to a majority voting standard and to make certain other minor changes. Under the amended provisions, in a contested election, directors will continue to be elected by a plurality of the shares represented in person or by proxy at any such meeting and entitled to vote on the election of directors.

In connection with the amendment, the Board also amended the Company’s Corporate Governance Guidelines to require an incumbent director who fails to receive the required number of votes in an uncontested election to tender his or her resignation to the Board. The Corporate Governance Guidelines, as amended, provide that the Nominating Committee of the Board will act to determine whether to accept the director’s resignation and will submit such recommendation for prompt consideration by the Board. The Corporate Governance Guidelines, as amended, require that the Board disclose publicly its decision and rationale with respect to the tendered resignation within 90 days following certification of the stockholder vote.

The foregoing summary of the Third Amended and Restated Bylaws and the Corporate Governance Guidelines do not purport to be complete and are qualified in their entirety by reference to the full text of the Third Amended and Restated Bylaws, that are attached hereto as Exhibit 3.1 and incorporated by reference herein, and to the Corporate Governance Guidelines, as amended, which are available on the Company’s website at www.commscope.com under “Investor Relations—Corporate Governance.” Additionally, a copy of the Third Amended and Restated By-laws, marked to show changes to the Second Amended and Restated By-laws, is also included as Exhibit 3.2 hereto (additions are underlined and deletions are struck through).

Item 9.01.	Financial Statements and Exhibits.

Exhibit.	Description.

3.1	Third Amended and Restated By-Laws of CommScope Holding Company, Inc.

3.2	Third Amended and Restated By-Laws of CommScope Holding Company, Inc. (marked)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 10, 2016

COMMSCOPE HOLDING COMPANY, INC.

By:	/s/ Frank B. Wyatt, II
Name:	Frank B. Wyatt, II
Title:	Senior Vice President, General Counsel and Secretary

INDEX OF EXHIBITS

Exhibit.	Description.

3.1	Third Amended and Restated By-Laws of CommScope Holding Company, Inc.

3.2	Third Amended and Restated By-Laws of CommScope Holding Company, Inc. (marked)

4